                                 MAIRS AND POWER
                                GROWTH FUND, INC.

1ST QUARTER REPORT
March 31, 2002
To Our Shareholders:                                                May 13, 2002

     Mairs and Power Growth Fund registered a return of 6.8% for the three month period ending March 31, 2002. This compares favorably with returns of 0.3% for the Standard & Poor's 500 Stock Index and 4.3% for the Dow Jones Industrial Average. The average domestic diversified stock fund had a gain of 0.4% according to Lipper, Inc. Our ten year average annual return of 18.4% again placed us on the WALL STREET JOURNAL list of the fifty best performing mutual funds for the past 10-year period and within that list we ranked 6th among the diversified stock funds. The Sunday April 7th NEW YORK TIMES, in their quarterly review of mutual funds, tracked 4,058 funds and found that only 11 posted positive returns in each of the past ten years, beat the 13.3% average annual return of the S&P 500 Index over that period, and had managers in place for at least a decade. The Fund appeared at the top of that list. The April issue of CONSUMER REPORTS contained its annual Mutual Funds Ratings. Only thirteen mid-cap funds were recommended and our fund was one of these. Mid-cap funds are funds containing stocks with an average capitalization size under $15 billion which places our fund in that category.

     The U.S. economy strengthened notably in the first quarter with Gross Domestic Product rising at an annual rate of 5.8%, the fastest pace in two years. Inventory re-stocking contributed to that gain but other indicators suggest that a solid recovery is underway with inflation remaining well controlled. Consumer spending, which grew a healthy 3.5%, has been the backbone of the economy over the past eighteen months and is driving the recovery. Personal income has remained firm, which has resulted in record levels of home sales as well as car sales. Leading economic indicators are predicting that the economy will continue expanding at a healthy clip for the rest of the year. However, the pace of expansion may slow a bit in the current quarter due to certain factors that boosted the first quarter's advance. First, the inventory swing is unlikely to be as great this quarter as it was in the previous period. And second, mild winter weather pulled some housing activity and consumer spending forward from the spring. However, the economy will continue to benefit from very accommodative monetary policy. Federal Reserve Chairman Alan Greenspan has suggested that the Fed was in no hurry to lift interest rates until even more evidence of a solid recovery was at hand. While investors welcome the strengthening economy, they continue to worry about the level of corporate profits. After nine straight years of increases, operating profits for the companies of Standard & Poor's 500 Stock Index plunged 31% last year. Economists are recognizing forces that could result in stronger-than-expected profits later this year. Surprisingly robust growth in productivity is reducing the cost of labor for each unit of production. First-quarter productivity surged at an 8.6 % annual rate, resulting in a 5.4% decline in unit labor costs, the steepest drop in nearly 20 years. Alan Greenspan believes that productivity gains have fundamentally changed the economy and recent data suggests that high rates of productivity may be a long term trend rather than just a cyclical phenomenon. Certainly, some degree of earnings recovery is underway but profits will probably fall short of their 2000 peak, at the end of the last boom. We continue to believe that the combination of low interest rates and strengthening earnings should be beneficial for financial markets and therefore anticipate firming stock prices in the months ahead.

                                                      George A. Mairs, President
                                      William B. Frels, Secretary and Co-Manager

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2002

      NUMBER OF SHARES                                COMMON STOCKS                                MARKET VALUE
----------------------------  ------------------------------------------------------------     ------------------------
                                 BASIC INDUSTRIES  11.0%
           728,100               BMC Industries, Inc.                                                   $ 1,201,365
           324,000               Bemis Company, Inc.                                                     17,609,400
           520,000               Ecolab, Inc.                                                            23,774,400
           704,000               H. B. Fuller                                                            21,084,800
           542,500               The Valspar Corporation                                                 25,530,050
           20,000                Weyerhaeuser Company                                                     1,257,200
                                                                                                     ---------------
                                                                                                         90,457,215
                                                                                                     ---------------
                                 CAPITAL GOODS  11.2%
           673,600               Donaldson Company, Inc.                                                 27,085,456
           747,775               Graco Inc.                                                              30,546,609
          1,146,600              MTS Systems Corporation                                                 12,555,270
           490,000               Pentair, Inc.                                                           22,035,300

                                                                                                     ---------------
                                                                                                         92,222,635
                                                                                                     ---------------
                                 CONSUMER CYCLICAL  9.0%
           114,000               Arbitron, Inc. *                                                         3,853,200
           966,000               Target Corporation                                                      41,653,920
           485,800               The Toro Company                                                        28,953,680
                                                                                                     ---------------
                                                                                                         74,460,800
                                                                                                     ---------------
                                 CONSUMER STAPLE  10.3%
           674,000               General Mills, Inc.                                                     32,924,900
          1,030,000              Hormel Foods Corporation                                                28,170,500
           908,000               SUPERVALU Inc.                                                          23,426,400
                                                                                                     ---------------
                                                                                                         84,521,800
                                                                                                     ---------------
                                 FINANCIAL 16.5%
           586,000               St. Paul Companies, Inc.                                                26,868,100
           780,000               TCF Financial Corporation                                               41,035,800
          1,200,350              US Bancorp                                                              27,091,899
           830,000               Wells Fargo & Company                                                   41,002,000
                                                                                                     ---------------
                                                                                                        135,997,799
                                                                                                     ---------------
                                 HEALTH CARE 21.2%
           604,000               Baxter International, Inc.                                              35,950,080
           470,000               Johnson & Johnson                                                       30,526,500
           842,000               Medtronic, Incorporated                                                 38,066,820
           260,000               Merck & Co.                                                             14,970,800
           778,000               Pfizer Inc.                                                             30,917,720
           315,000               St. Jude Medical, Inc. *                                                24,302,250
                                                                                                     ---------------
                                                                                                        174,734,170
                                                                                                     ---------------
                                 TECHNOLOGY 12.1%
          1,446,000              ADC Telecommunications Inc. *                                            5,885,220
           980,000               Ceridian *                                                              21,609,000
           650,000               Corning, Inc. *                                                          4,953,000
          1,227,030              eFunds Corp. *                                                          19,693,832
           458,050               Emerson Electric Co.                                                    26,287,489
           548,750               Honeywell International Inc.                                            21,000,663
                                                                                                     ---------------
                                                                                                         99,429,204
                                                                                                     ---------------
                                 UTILITIES 1.7%
           310,000               Verizon Communications                                                  14,151,500
                                                                                                     ---------------
                                 DIVERSIFIED 3.0%
           213,000               Minnesota Mining & Manufacturing Company                                24,497,130
                                                                                                     ---------------
                                 TOTAL COMMON STOCKS  96.0%                                             790,472,253
                                 SHORT TERM INVESTMENTS  4.6%
         27,666,258              First American Prime Obligation Fund Class I                            27,666,258
         10,376,181              Merrill Lynch Institutional Money Market Fund                           10,376,181
                                                                                                     ---------------
                                                                                                         38,042,439
                                                                                                     ---------------
                                 TOTAL INVESTMENTS  100.6%                                              828,514,692
                                 OTHER ASSETS AND LIABILITIES (NET)  -0.6%                               (5,080,739)
                                                                                                     ---------------
                                 NET ASSETS  100%                                                      $823,433,953
                                                                                                     ===============

*Non-income producing

STATEMENT OF NET ASSETS                                        AT MARCH 31, 2002

ASSETS
Investments at market value (cost $508,659,624)                                                     $  790,472,253
Cash                                                                                                    38,042,439
Dividends receivable                                                                                       821,429
Receivables for securities sold, not yet delivered                                                               0
Prepaid expense                                                                                             12,322
                                                                                                    --------------
                                                                                                       829,348,443
LIABILITIES
Accrued management fee                                                      $  410,346
Accrued custodian and transfer agent fee                                        76,584
Payable for securities purchased, not yet received                           5,427,560                   5,914,490
                                                                            ----------              --------------
NET ASSETS
Equivalent to $58.03 per share on 14,189,486 shares outstanding                                     $  823,433,953
                                                                                                    ==============

STATEMENT OF CHANGES IN NET ASSETS     FOR THE THREE MONTHS ENDED MARCH 31, 2002

NET ASSETS, December 31, 2001                                                                       $  679,026,689
Net investment income, per statement below                                $  1,313,965
Distribution to shareholders                                                        86                   1,314,051
Fund shares issued and repurchased:                                       ------------
   Received for 1,869,271 shares issued                                    105,663,429
   Paid for 170,749 shares repurchased                                      (9,568,596)                 96,094,833
Increase in unrealized net appreciation (depreciation) of investments     ------------                  46,205,616
Net gain (or loss) realized from sales of securities                                                       792,764
                                                                                                    --------------
NET ASSETS, March 31, 2002                                                                          $  823,433,953
                                                                                                    ==============

STATEMENT OF NET INVESTMENT INCOME     FOR THE THREE MONTHS ENDED MARCH 31, 2002

INVESTMENT INCOME
Dividends                                                                                             $  2,714,889
Other income                                                                                                   140
                                                                                                      ------------
                                                                                                         2,715,029

EXPENSES
Management fee (Note A)                                                   $  1,143,017
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                                         134,709
Legal and auditing fees and expenses                                             7,614
Insurance                                                                        3,258
Other Fees and Expenses                                                        112,466                   1,401,064
                                                                          ------------                ------------
NET INVESTMENT INCOME                                                                                 $  1,313,965
                                                                                                      ============

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month at an annual rate of 0.60% of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received no compensation as there were no meetings scheduled during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 2002 aggregated $53,962,492 and $2,801,711 respectively.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND

                      W1520 First National Bank Building,
              332 Minnesota Street, St. Paul, Minnesota 55101-1363
Investment Adviser:  651-222-8478          Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                            PER SHARE
                                                          ----------------------------------------------
                                                                          DISTRIBUTIONS       DIVIDENDS
                                                                           OF REALIZED         FROM NET
                        SHARES            TOTAL NET        NET ASSET       SECURITIES         INVESTMENT
    DATES             OUTSTANDING           ASSETS           VALUE            GAINS             INCOME
-------------         -----------       ------------      ---------       -------------       ----------
Dec. 31, 1982          1,701,884        $ 16,784,217      $   9.860          $ 0.290           $ 0.250
Dec. 31, 1983          1,763,184          18,972,177         10.760            0.350             0.240
Dec. 31, 1984          1,744,138          17,304,204          9.920            0.380             0.230
Dec. 31, 1985          1,713,476          21,553,457         12.580            0.430             0.230
Dec. 31, 1986          1,787,700          22,235,453         12.440            1.370             0.200
Dec. 31, 1987          1,828,278          19,816,097         10.840            1.145             0.240
Dec. 31, 1988          1,858,078          20,630,251         11.105            0.605             0.205
Dec. 31, 1989          1,733,168          22,630,081         13.055            0.915             0.215
Dec. 31, 1990          1,734,864          22,501,587         12.970            0.350             0.210
Dec. 31, 1991          1,808,046          31,440,529         17.390            0.790             0.195
Dec. 31, 1992          1,913,628          34,363,306         17.955            0.580             0.200
Dec. 31, 1993          2,012,570          39,081,010         19.420            0.610             0.215
Dec. 31, 1994          2,128,038          41,889,850         19.685            0.490             0.325
Dec. 31, 1995          2,490,650          70,536,880         28.320            0.755             0.280
Dec. 31, 1996          4,322,492         150,161,759         34.740            0.695             0.355
Dec. 31, 1997          9,521,030         412,590,619         43.335            0.955             0.390
Dec. 31, 1998         12,525,664         580,460,523         46.340            0.680             0.360
Dec. 31, 1999         11,771,794         546,836,085         46.455            2.740             0.465
Dec. 31, 2000         10,891,038         581,668,419         53.410            4.820             0.545
Dec. 31, 2001         12,490,964         679,026,689         54.360            2.000             0.510
Mar. 31, 2002         14,189,486         823,433,953         58.030             -                -

The above data has been adjusted to reflect the 2-for-1 stock split paid to shareholders on October 10, 2001.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED MARCH 31, 2002) ARE
                                  AS FOLLOWS:

1 YEAR: +21.1%               5 YEARS: +16.8%                    10 YEARS: +18.4%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
                         LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS

 George A. Mairs, III         William B. Frels              Peter G. Robb
President and Director     Secretary and Director    Vice-President and Director

Lisa J. Hartzell    Norbert J. Conzemius    Charlton Dietz    Charles M. Osborne
   Treasurer             Director               Director          Director

J. Thomas Simonet
    Director